TERM A NOTE
                                     -----------



          $11,954,023.00                                 New York, New York
                                                          February 27, 1998


                    FOR VALUE RECEIVED, each of the undersigned, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, and DFM CORP., an Iowa corporation (each a "Borrower" and collectively "Borrowers"), hereby jointly,
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          severally and unconditionally promises to pay to the order of
          HELLER FINANCIAL, INC., a Delaware corporation, ("Lender"), at
                                                            ------
          the office of the Agent (as defined in the Credit Agreement referred to below) at 500 West Monroe, Chicago, Illinois 60661, or at such other place as the holder of this Term A Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ELEVEN MILLION NINE HUNDRED FIFTY-FOUR THOUSAND TWENTY-THREE DOLLARS AND 00/100 CENTS ($11,954,023.00).

                    This Term A Note is payable in periodic installments on the dates and in the amounts set forth in the Credit Agreement. This Term A Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences obligations of Borrowers under, that certain Credit Agreement dated as of February 27, 1998, by and among Borrowers, Holdings, the Active Subsidiaries named therein, all Lenders party thereto Heller Financial, Inc., as a Lender and as Agent, (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), to which reference is hereby made
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          for a statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid and for a statement of Agent's, and Lenders' remedies upon the occurrence of an Event of Default (as defined therein). The Credit Agreement is incorporated herein by reference in its entirety. Capitalized terms used but not otherwise defined herein are used in this Term A Note as defined in the Credit Agreement.

                    Borrowers further jointly and severally promise to pay interest on the unpaid principal amount hereof from the date hereof until payment in full thereof at the rate from time to time applicable to Term Loan A as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence
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          and during the continuance of an Event of Default, as provided in the Credit Agreement, Borrowers shall pay to the Agent, for the benefit of Lenders, interest on the principal balance of this Term A Note at the rate of interest applicable upon the occurrence and during the continuance of an Event of Default as determined in accordance with the Credit Agreement.

                    Interest charges shall be computed as set forth in the Credit Agreement and shall be payable at the rates, at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand.

                    This Term A Note is secured pursuant to the Credit Agreement and the Loan Documents referred to therein, and reference is made thereto for a statement of the terms and conditions of such security.

                    If a payment hereunder becomes due and payable hereunder other than on a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified in the Credit Agreement. Credit for any payments made by any Borrower shall, for the purpose of computing interest earned by Lender, be given in accordance with the Credit Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

                    Agent shall have the continuing exclusive right to apply and to reapply any and all payments hereunder against the Obligations in such manner, consistent with the terms of the Credit Agreement, as Agent deems advisable.

                    Each Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment. Each Borrower also waives all rights to notice and hearing of any kind upon the occurrence and continuance of an Event of Default prior to the exercise by Lenders, or Agent on behalf of Lenders, of its right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                    In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement, the undersigned jointly and severally further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by the holder of this Term A Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.


                    THIS TERM A NOTE, INCLUDING PROVISIONS REGARDING THE PAYMENT OF INTEREST, SHALL BE DEEMED TO HAVE BEEN DELIVERED AND MADE AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK.

                    Whenever possible each provision of this Term A Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term A Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term A Note. Whenever in this Term A Note reference is made to Agent, Lenders or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and, in the case of any Lender, any financial institutions to which it has sold or assigned all or any part of its commitment to make the Term Loan A as permitted under the Credit Agreement. The provisions of this Term A Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Each Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for such Borrower.

                                             DEFLECTA-SHIELD CORPORATION


                                             By:  /s/ Ira D. Kleinman
                                                  -------------------------
                                             Name: Ira D. Kleinman
                                             Title: Chairman of the Board
                                                    of Directors

                                             LUND INDUSTRIES, INCORPORATED


                                             By: /s/ Ira D. Kleinman
                                                ---------------------------
                                             Name: Ira D. Kleinman
                                             Title: Chairman of the Board
                                                    of Directors

                                             BELMOR AUTOTRON CORP.


                                             By: /s/ Ira D. Kleinman
                                                ---------------------------
                                             Name: Ira D. Kleinman
                                             Title: Chairman of the Board
                                                    of Directors

                                             DFM CORP.

                                             By: /s/ Ira D. Kleinman
                                                ---------------------------
                                             Name: Ira D. Kleinman
                                             Title: Chairman of the Board
                                                    of Directors